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                                                             SECURITY AGREEMENT


                              VACATION OWNER AGREEMENT

                                 EPIC VACATION CLUB
                                    (CALIFORNIA)


DATE ________    OWNER NUMBER _______________    HOME RESORT _______________

POINTS _______                        TERM: Perpetual / //or  ____ Years / /


     EPIC VACATION CLUB, a Deleware nonprofit corporation ("Club"), and [resort subsidiary], a Delaware limited liability company ("Developer"), agree to sell to the undersigned Owner a Vacation Ownership Interest consisting of a Membership in Club, and Owner agrees to purchase and hold such Membership according to this Agreement. Unless the context otherwise requires, capitalized words herein shall have the meanings set forth in the "Declaration of Vacation Ownership Plan (Epic Vacation Club - Palm Springs Marquis Villas)" recorded __________, 1998, as document no. ________, Riverside County Recorder, California.

1:   BENEFITS AND NATURE OF OWNERSHIP.

     1.1 OWNERSHIP. As an Owner of a Membership, Owner is a Member of Club and is entitled (a) to reserve the use of Units, (b) to vote for Association Directors, (c) to vote on major Club decisions, and (d) through the Club, to participate in the corporate ownership and management of the real estate and other assets of Club.

     1.2  PARTICIPATION IN CLUB.  The Articles and Bylaws of Club provide for
(a) meetings and votes by Owners; (b) election and meetings of, and limitations on, powers of Directors; (c) assessment of annual and special assessments; (d) enforcement and discipline procedures; (e) appointment of officers and their duties; and (f) insurance.

     1.3 DURATION. Ownership shall be forever for a Perpetual Membership, or for a Term of years, as indicated at the top of this page. Except the "Home Resort" designation may expire _______________, 20___, if the Home Resort is under a lease, but this does not affect your ownership, except to the extent your use may be diluted if a Resort is lost.

     1.4 TRANSFERABILITY. Memberships may be transferred at any time during their term and without limitation on the number of transfers, by sale, gift, inheritance, dissolution of marriage, or by any operation of law, subject to the following: (a) ACCELERATION of the unpaid cash price at the option of the holder of any outstanding purchase payment obligation; (b) FEE. A transfer fee of $125 has been paid to Club; (c) PAYMENTS. All payments or charges due Club or Developer are current; (d) BASIC MEMBERSHIP. The Points transferred and the Points retained, if any, must be sufficient so the transferee and the transferor, if still a Member, each hold at least a Basic Membership at the then current requirement; (e) QUALIFICATIONS. The transferee must satisfy all qualifications of an Owner and Club's reasonable credit requirements; (f) FIRST RIGHT OF REFUSAL. Unless Developer exercises its right of first refusal under Bylaw 3.5(e), neither


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Developer nor Club will repurchase Memberships or assist in locating a buyer.
If a couple which holds jointly a Membership becomes divorced or separated, they must indicate to Club in writing within 60 days after separation which joint holder will continue to hold the Membership. Failure to so designate will cause suspension of the benefits of the Membership until the designation is made. In the meantime, the first valid reservation by a joint owner will be honored.

     1.5 NUMBER AND QUALITY OF RESORTS. Owner shall have access to all existing and future Resorts and Units owned or operated by or associated with Club, wherever located. The location and specific nature of Resorts and Units shall be subject to change by Club, but Club is obligated to continue to provide or arrange for Resorts and Units comparable in quality to those available at the date of this Agreement, and sufficient Units in reasonably accessible locations to provide Reservations for all, issued and outstanding Points.

     1.6 RULES PROTECTING OWNERS. Rules may be adopted and amended from time to time by Club for the benefit of Owners and the management of the Resorts, whether general rules or applicable to a specific location only, which may govern Owner usage of Resort Units in the following subjects, among others: (a) reservations; (b) number of occupants; (c) guest policies; (d) fees; (e) rental of Units by Club to non-owners when not in use by Owners;
(f) charges for use of specific facilities; (g) personal conduct and behavior; (h) check-in and check-out times; (i) care and maintenance of Units and facilities; (j) conditions for Bonus Use. A copy of the current Club Rules is provided with this Agreement.

     1.7 POINTS. The measure of benefits and the extent of obligations of Ownership are determined by the number of Points purchased, shown at the top of page 1.

          1.7(a)    USE.  Points may be used annually, up to the amount
purchased, for all nights and all seasons and at all Resorts, subject to space availability, the number of Points required for occupancy ("Point Use value"), and requirements and limitations on advance notice. Point Use value is based on factors such as the season, location, Unit size and type, and days of the week.

          1.7(b)    ISSUANCE.  Points are renewed annually throughout the term of the Membership at the beginning of each Use Year in the amount purchased by Owner. Unused Points may be carried forward for use only in the following calendar year, and Points from the following Use Year may be borrowed for use in the current Use Year, both upon satisfaction of the requirements set forth in the Rules.

          1.7(c)    ADDITIONAL POINTS.  Owner may purchase additional Points
from Developer in minimum amounts set by Developer from time to time, at any time after the date of this Agreement, if (i) the Points are available at Owner's Home Resort; (ii) Owner is not in default under this Agreement or under the Governing Documents; and (iii) the then current price is paid.

     1.8 BONUS USE. Perpetual Owners may purchase additional reserved time, referred to as Bonus Use. Bonus Use is subject to space availability and Club Rules, which may be changed.

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     1.9  LIABILITY LIMITATIONS.  Owner agrees that Owner and Owner's family
(dependents living with Owner) and guests assume all risks of loss or damage to persons or property in using the Resorts, except this limitation of liability shall not apply in cases of negligence of the Club or Developer. Owner will maintain liability and property damage insurance in connection with any motor vehicle(s) brought to the Resorts in amounts customarily carried on such vehicles(s). Liability for breach of any warranty under this Agreement shall not exceed the amounts Owner has paid under this Agreement.

2:   CLUB CHARGES.  Club remedies are described in the Governing Documents.  The
Club has a security interest in the Membership under the Governing Documents, to assure payment of the following:

     2.1 ANNUAL ASSESSMENTS. The annual assessment for this Membership is currently $_________, based on the annual assessments currently established by Club. The annual assessment shall be paid in advance on an annual basis and shall be due January 1 each year. Such assessment shall be used first for maintenance and operation ofResort Units, then for other expenses authorized in the Governing Documents. Annual assessments may be increased subject to the Governing Documents.

     2.2 SPECIAL ASSESSMENTS. Club may levy special assessments subject to the Governing Documents. Owner is also responsible for any tax that might be assessed on its purchase or occupancy by a civil taxing authority.

     2.3 EXTRA USE CHARGES. Owner must pay separately for extra benefits, including but not limited to, if available, food, storage, extra maid service, purchase of goods and use of equipment, furnishings or facilities not normally provided as part of the Unit or Resort facilities, and exchange program services if available.

     2.4 DAMAGES. Owner must pay any cost of repair or replacement for any damage caused by Owner, Owner's family, or guests.

3:   CONTRACT STANDARDS.

     3.1 CREDIT. Owner must satisfy Club's and Developer's reasonable credit requirements.

     3.2 EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default" by Owner if not cured (a) within 15 days from apayment due date, (b) 30 days after giving of written notice from Club or Developer as to a breach by omission or inaction, other than for payment, or (c) upon continued active breach or violation after receipt of written notice or warning thereof, which notices or warning shall include the details of the default and how the default may be remedied, if at all, within a specified reasonable time, (whichever of the foregoing is most applicable): (i) Not paying a purchase price installment, the annual assessment or installment thereof or any other charge of Club or Developer when due; (ii) Transfer of the Membership, whether voluntarily or involuntarily, except as specifically allowed herein; (iii) Misrepresentation or omission of a material fact in connection with this Agreement or the extension of credit hereunder; or (iv) Material breach of a provision of this Agreement or of the Governing Documents.

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     3.3  SECURITY INTEREST.  To secure compliance with Owner's obligations to
Developer and Club under this Agreement, including but limited to, the obligation to make payments on the purchase price and or interest, late charges, and other charges and expenses, Owner hereby grants to Developer and Club a security interest in the Membership and any proceeds therefrom, which Membership was purchased under this Agreement. This security interest constitutes a lien on the Membership and any proceeds therefrom. If required by Developer, Owner shall sign and deliver to Developer a UCC-1 Financing Statement in form and substance satisfactory to Developer to be filed in the Office of the Secretary of State of Owner's state of residence, to perfect Developer's security interest in the Membership.

     3.4 REMEDIES. No waiver by Developer or Club, or the holder of this Agreement, of any default or breach by Owner shall operate as a waiver of the same or any other default or breach by Owner or any other member in the future. Owner shall reimburse Developer or Club, or its assignee, on demand, for all costs and expenses in connection with the enforcement of its rights under this Agreement. Such reimbursement obligations shall bear interest from the date of demand at the Annual Percentage Rate set forth in Section 4.3. Each Owner signing this Agreement hereby appoints each other Owner signing this Agreement his or her agent for dealing with the holder of this Agreement for any purpose. Upon the occurrence of an Event of Default under an obligation to Developer, Developer or its assignee may choose one or more of the following remedies: (i) DECLARE the entire unpaid balance of the Cash Price immediately due, unless prohibited by law; and/or (ii)(A) FORECLOSE the lien created by the grant of the security interest and sell or retain the Membership in satisfaction of Owner's obligations hereunder, or exercise any other right under the Uniform Commercial Code, Division 9; or (B) TERMINATE the Membership, and if terminated retain all amounts previously paid by Owner, as compensation for damages incurred in proceeding under this Agreement (Developer and Owner agree that in such case it would be impractical or extremely difficult to fix the actual damage.); or (C) SUE for the unpaid balance due hereunder, but not if (ii)(A) or (ii)(B) above is obtained; and/or (iii) SUSPEND Membership rights, including occupancy of Resorts; and/or (iv) PURSUE any other remedy allowed by law.

     3.5 ADDITIONAL CREDITOR. The right to receive payment of the Purchase Price under this Agreement belongs to Developer but could be assigned to another creditor.

     3.6 HOLDER IN DUE COURSE NOTICE. ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR (OWNER) COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR (OWNER) SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR (OWNER) HEREUNDER.

     3.7 GENERAL PROVISIONS. (a) NOTICE. Any written notice required or desired to be given hereunder shall be deemed given when personally delivered or seventy-two (72) hours following deposit in the U.S. Mail, first class postage prepaid, return receipt requested, addressed to the address given herein, or such subsequent address as is given by proper notice. (b) ENTIRE AGREEMENT. This Agreement and any and all other documents executed or received at the same time as this Agreement constitute the entire agreement between the parties hereto. No representations or warranties, oral or written, other than the representations set forth in said documents, have been relied upon by the parties. (c) SUCCESSORS. Subject to the limitations on

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transfer in paragraph 1.4 above, this Agreement shall be binding upon and benefit the heirs, executors, administrators and successors of each of the parties. (d) SEVERABILITY. If any provision of this Agreement shall be found to be invalid, the remaining provisions shall nevertheless remain in fall force and effect. (e) SURVIVAL. This Agreement shall survive the issuance of the Membership and shall survive the final payment toward the purchase hereunder.

     3.8 RESPONSIBILITY. Transfer or abandonment of the Membership does not relieve Owner of Owner's obligations hereunder unless such transfer or termination of this Agreement is agreed to by the Club and the holder of any right to the unpaid purchase price under this Agreement.

4:   PURCHASE PRICE AND PAYMENTS.

     4.1 PRICE. Owner agrees to pay to Developer, or order, the Cash Price shown in Section 4.4(a) for the Membership, together with Closing Costs shown in
Section 4.2 below.

     4.2 CLOSING COSTS shall be $______ if the Amount Financed is zero; or $_______ if there is an Amount Financed, which includes the UCC-1 filing fee.

     4.3 CREDIT TERMS. If paying the Cash Price in installments, Owner agrees to pay the Finance Charge (interest) stated below. Finance Charge shall accrue from Close of Escrow. Payment shall be credited first to interest then due, then to reimbursable costs, then to principal. Payments shall not begin prior to thirty (30) days after Close of Escrow.

     There is a SERVICING FEE of $5 monthly if there is an Amount Financed. The credit terms are set forth in the following Disclosures, which are required by the Federal Truth In Lending Act and State Law, and are each a material term of this Agreement:


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       DISCLOSURES REQUIRED BY FEDERAL TRUTH IN LENDING ACT
    Creditor:  EPIC RESORTS - PALM SPRINGS MARQUIS VILLAS, LLC
                          ("Developer")
     1150 First Avenue, Suite 900, King of Prussia, PA 19406
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 ANNUAL        FINANCE     AMOUNT        TOTAL OF       TOTAL SALE
 PERCENTAGE    CHARGE      FINANCED*     PAYMENTS       PRICE
 RATE
               The dollar  The amount    The amount     The total
 The cost of   amount the  of credit     you will       cost of
 your credit   credit      provided to   have paid      your
 as a yearly   will cost   you or on     after you      purchase on
 rate.         you.        your behalf.  have made      credit,
                                         all payments   including
                                         as scheduled.  your
                                                        downpayment
                                                        of $_______

 __________%   $________   $__________   $________      $_________
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 *The Amount Financed is itemized below.

 Your Payment Schedule will be:
---------------------------------------------------------------------
   Number of    Amount(s)            When Payments Due
   Payments    of Payment(s)
---------------------------------------------------------------------
                           Monthly, beginning            , 19
                                              -----------    ---
---------------------------------------------------------------------

 (a) INSURANCE: Credit life insurance and credit disability insurance are not required to obtain credit.
 (b) SECURITY: You are giving Developer and Club security interests in the Membership being purchased.
 (c) FILING FEE: $40 for filing the UCC-1 Financing Statement, if there is an Amount Financed.
 (d) LATE CHARGE: If a payment or amount is fifteen (15) days or more late, you will be charged $15.00 to compensate Developer for additional costs of carry and collection.
 (e) VARIABLE RATE: The Annual Percentage Rate disclosed above will automatically increase by one percent (which is the maximum increase) if any one of the following occurs (i) you discontinue participation in our preauthorized check (PAC) plan, (ii) your financial institution is unable to participate, or (iii) we discontinue your participation in PAC for reasonable cause. The Annual Percentage Rate will not increase above ____%. An increase in Annual Percentage Rate would increase your monthly payment by not more than $_______.
 (f) PREPAYMENT: Principal payments in any amount may be made at any time. If you pay off early you will not have to pay a penalty. Partial prepayment will not reduce later periodic payments.
 (g) OTHER PROVISIONS: See the other provisions of this Agreement for additional information about Closing Costs, nonpayment, default, and any required payment in full before the scheduled date.
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     4.4  ITEMIZATION OF AMOUNT FINANCED:

          (a)  Cash Price:     $________
          (b)  Closing Costs: $________
          (c)  Total Cash Price (a+b): $________
          (d)  Downpayment:   $________
               $________ today
               $________ due  __/__/__
               $________ due  __/__/__
          (e)  Amount Financed (c-d) $________

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5:   NOTICE TO BUYER (OWNER):

     (A) BLANKS. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES TO BE FILLED IN.

     (B)  COPY.  YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS
          AGREEMENT.

     (C) PREPAYMENT. YOU CAN PREPAY THE FULL AMOUNT DUE UNDER THIS AGREEMENT AT ANY TIME.

     (D) PAYOFF. IF YOU DESIRE TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE, THE AMOUNT WHICH IS OUTSTANDING WILL BE FURNISHED UPON REQUEST.

     (E) VALUE. YOU SHOULD PURCHASE A TIME SHARE MEMBERSHIP ONLY FOR RECREATION AND SOCIAL USE AND NOT FOR APPRECIATION OR RESALE. NO FINANCIAL PROFIT IS TO BE EXPECTED.

     (F) RECEIPT. OWNER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS AN EXACT COPY OF THIS AGREEMENT, AND ANY OTHER DOCUMENT(S) SIGNED WITH THIS AGREEMENT, WITH ALL BLANKS FILLED IN, AND HAS RECEIVED A FULLY SIGNED COPY.

OWNER: Date:
            ------------------------

------------------------------------     -----------------------------------
Signature                                Signature


------------------------------------     -----------------------------------
Name(s)                                  Address

----------------------------------------------------------------------------
City                          State               Zip       Phone

DEVELOPER & CLUB:
Date:
     ------------------------------
EPIC RESORTS - PALM SPRINGS
MARQUIS VILLAS, LLC, and
EPIC VACATION CLUB


By
   --------------------------------
               ,Authorized Agent
     1150 First Avenue, Suite 900
     King of Prussia, PA 19406
     Phone: (610) 992-0100